Third Quarter Investor Presentation November 5, 2020

Safe Harbor Disclosure  We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, cash flow and plans and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward-looking statements.  Statements regarding the following subjects, among others, may be forward-looking: market trends in our industry, interest rates, real estate values, the debt financing markets or the general economy or the demand for and availability of residential and small-balance commercial real estate loans; our business and investment strategy; our projected operating results; actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. economy generally or in specific geographic regions; economic trends and economic recoveries; our ability to obtain and maintain financing arrangements; changes in the value of our mortgage portfolio; changes to our portfolio of properties; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to satisfy the real estate investment trust qualification requirements for U.S. federal income tax purposes; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; general volatility of the capital markets and the market price of our shares of common stock; and the degree and nature of our competition.  The forward-looking statements included in this presentation are based on our current beliefs, assumptions and expectations of our future performance. Forward-looking statements are not predictions of future events. Our beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are currently known to us or reasonably expected to occur at this time. If a change in our beliefs, assumptions or expectations occurs, our business, financial condition, liquidity and results of operations may vary materially from the forward-looking statements included in this presentation. Forward-looking statements are subject to risks and uncertainties, including, among other things, those resulting from the pandemic caused by the global novel coronavirus outbreak and those described under Item 1A of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, which can be accessed through the link to our Securities and Exchange Commission ("SEC") filings on our website (www.greatajax.com) or at the SEC's website (www.sec.gov). Other risks, uncertainties and factors that could cause actual results to differ materially from the forward- looking statements included in this presentation may be described from time to time in reports we file with the SEC. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Unless stated otherwise, financial information included in this presentation is as of September 30, 2020. 2

Business Overview  Leverage longstanding relationships to acquire mortgage loans through privately negotiated transactions from a diverse group of customers and in joint venture investments with institutional investors – Acquisitions made in 314 transactions since inception. Twelve transactions closed in Q3 2020  Use our manager’s proprietary analytics to price each mortgage pool on an asset-by-asset basis – We own 19.8% of our manager – Adjust individual loan bid price to accumulate clusters of loans in attractive demographic metropolitan areas  Our affiliated servicer services the loans asset-by-asset and borrower-by-borrower – We own 8% and hold warrants to purchase up to an additional 12% of our affiliated servicer – Analytics and processes of our manager and servicer enable us to broaden our reach through joint ventures with third-party institutional investors  We use modest mark to market leverage to fund our investments in debt securities and primarily non mark to market leverage to fund our mortgage portfolio  We own a 23% equity interest in Gaea Real Estate Corp, an equity REIT that invests in multifamily and mixed use properties with a focus on property appreciation and triple net lease pet clinics. 3

Highlights – Quarter Ended September 30, 2020  Formed joint ventures that acquired $876.1 million in unpaid principal balance ("UPB") of mortgage loans with collateral values of $1.4 billion and retained $83.4 million of varying classes of related securities issued by the joint ventures to end the quarter with $370.9 million of investments in debt securities and beneficial interests  Purchased 244 re-performing mortgage loans ("RPLs") for $41.2 million, with UPB of $46.3 million and collateral values of $65.3 million, one non-performing mortgage loan ("NPL") for $0.5 million, with UPB of $0.5 million and underlying collateral value of $0.7 million, and originated two small-balance commercial loans ("SBCs") with UPB of $1.9 million and underlying collateral values of $3.9 million, to end the quarter with $1.1 billion in net mortgage loans  Interest income of $24.0 million; net interest income of $16.2 million including a reversal of provision for credit losses of $4.0 million as a result of better than expected loan performance and the related impact on future repayment rates  Net income attributable to common stockholders of $5.3 million  Basic earnings per common share (“EPS”) of $0.23  Book value per common share of $15.35 at September 30, 2020  Taxable income of $0.11 per common share  Collected total cash of $56.4 million from loan payments, sales of real estate owned ("REO") and investments in debt securities and beneficial interests  Held $135.2 million of cash and cash equivalents at September 30, 2020; average daily cash balance for the quarter was $128.6 million excluding $51.0 million of funds on deposit in a non-interest bearing account for a transaction closed September 25, 2020. Including the $51.0 million on deposit, average daily cash was $148.0 million  At September 30, 2020, approximately 74.5% of our portfolio based on current UPB made at least 12 out of the last 12 payments 4

Portfolio Overview – as of September 30, 2020 1 Unpaid Principal Balance Property Value 0.4% 2.7% 3% RPL RPL NPL NPL REO 96.8% 97% $1,198.2 MM $1,905.0 MM RPL: $1,161.4 MM RPL: $1,844.7 MM NPL: $ 36.8 MM NPL: $ 52.9 MM REO & Rental2: $ 7.4 MM 1 Includes $327.9 million UPB in RPLs included in joint ventures with third-party institutional investors that are required to be consolidated for GAAP 2 Real estate owned (“REO”) and rental property value is presented at estimated property fair value less expected liquidation costs 5

Portfolio Growth  RPL UPB includes $5.8 million of SBC loans, which are performing loans. Includes $327.9 million UPB in RPLs included in joint ventures with third-party institutional investors that are required to be consolidated for GAAP  RPL status stays constant based on initial purchase status 6

Portfolio Growth  NPL status stays constant based on initial purchase status 7

Portfolio Concentrated in Attractive Markets  Clusters of loans in attractive, densely populated markets  Stable liquidity and home prices  Over 80% of the portfolio in our target markets Portland New York / New Jersey Metro Area Washington DC Metro Area Los Angeles San Diego Phoenix Atlanta Dallas Target Markets Houston Orlando Target States Property Management Tampa Miami, Business Management Ft. Lauderdale, REIT, Servicer & Manager Headquarters W. Palm Beach 8

Portfolio Migration Total Pre 3Q2020 Acquisitions ($ in thousands) Acquisition Current Based on Count UPB Count UPB Liquidated - $ - 2,687 $ 585,652 Sold - - 980 228,834 24for24 830 150,461 4,063 842,678 12for12 573 120,901 409 83,793 7for7 3,251 728,497 98 17,538 4f4-6f6 1,771 390,666 132 27,870 Less than 4f4 2,443 517,683 441 100,388 REO 34 8,074 40 10,908 NPL 607 140,972 659 159,593 9,509 $ 2,057,254 9,509 $ 2,057,254  24 for 24: Loans that have made at least 24 of the last 24 payments, or for which the full dollar amount to cover at least 24 payments has been made in the last 24 months  12 for 12: Loans that have made at least 12 of the last 12 payments, or for which the full dollar amount to cover at least 12 payments has been made in the last 12 months  7 for 7: Loans that have made at least 7 of the last 7 payments, or for which the full dollar amount to cover at least 7 payments has been made in the last 7 months 9  NPL: <1 full payment in the last three months

Subsequent Events  Acquisitions Closed since 09/30/2020  Acquisitions Under Contract1  RPL  RPL  UPB: $3.3MM  UPB: $3.1MM  Collateral Value: $4.1MM  Collateral Value: $6.4MM  Price/UPB: 81.9%  Price/UPB: 94.3%  Price/Collateral Value: 66.1%  Price/Collateral Value: 45.6%  7 loans in 2 transactions  28 loans in 8 transactions  NPL  NPL  UPB: $1.4MM  UPB: $16.5MM  Collateral Value: $1.7MM  Collateral Value: $31.4MM  Price/UPB: 83.1%  Price/UPB: 87.1%  Price/Collateral Value: 70.0%  Price/Collateral Value: 45.8%  9 loans in 1 transaction  71 loans in 2 transactions  SBC  UPB: $9.9MM  Collateral Value: $20.3MM  Price/UPB: 102.0%  Price/Collateral Value: 49.6%  7 loans in 1 transaction A dividend of $0.17 per share, to be paid on November 30, 2020 to common stockholders of record as of November 16, 2020 1 While these acquisitions are expected to close, there can be no assurance that these acquisitions will close or that the terms thereof may not change. 10

Financial Metrics – Excluding consolidation of the portion of securitizations owned by third-party institutional investors* *The Company believes these financial metrics provide investors with useful supplemental information relating to the Company’s results of operation and financial performance. These adjusted financial metrics are non-GAAP financial measures and should be considered in addition to, but not as a substitute for, the financial measures prepared in accordance with GAAP as reflected on other slides in this presentation. The following slide provides a reconciliation of these financial metrics to the most comparable GAAP measure. 11

Financial Metrics - Reconciliation of GAAP consolidated financial metrics to non-GAAP financial metrics excluding the portion of securitizations owned by third-party institutional investors 1Includes the impact of the credit loss expense 2Interest income on debt securities is net of servicing fee 3Includes the impact of the reversal of/(increase in) provision for credit losses on mortgage loans and beneficial interests 12 4Excludes the impact of consolidating trusts and convertible debt 5Excludes the impact of consolidating trusts

Securities and Loan Repo Funding 13

Consolidated Statements of Income (1) We sold no mortgage loans during the three months ended September 30, 2020 and June 30, 2020. During the three months ended March 31, 2020, we sold 26 SBC mortgage loans with a carrying value of $26.1 million and UPB of $26.2 million for a loss of $0.7 million. During the three months ended December 31, 2019, we sold no mortgage loans. 14

Consolidated Balance Sheets 15

Consolidated Balance Sheets Footnotes (1) Mortgage loans net include $862.8 million and $908.6 million of loans at September 30, 2020 and December 31, 2019, respectively, transferred to securitization trusts that are variable interest entities (“VIEs”); these loans can only be used to settle obligations of the VIEs. Secured borrowings consist of notes issued by VIEs that can only be settled with the assets and cash flows of the VIEs. The creditors do not have recourse to the primary beneficiary (Great Ajax Corp.). Mortgage loans, net include $15.2 million and $2.0 million of allowance for loan credit losses at September 30, 2020 and December 31, 2019, respectively. (2) As of September 30, 2020, balances for Mortgage loans, net includes $309.2 million and Secured borrowings, net of deferred costs includes $257.0 million from the 50% and 63% owned joint ventures, respectively. As of December 31, 2019, balances for Mortgage loans, net include $341.8 million and Secured borrowings, net of deferred costs includes $284.8 million from a 50% and 63% owned joint ventures, all of which the Company consolidates under U.S. Generally Accepted Accounting Principles ("U.S. GAAP"). (3) Property held-for-sale, net, includes valuation allowances of $1.4 million and $1.8 million at September 30, 2020 and December 31, 2019, respectively. (4) As of September 30, 2020 and December 31, 2019 Investments at fair value include amortized cost basis of $284.3 million and $230.4 million, respectively, and unrealized gains of $0.4 million and $1.3 million, respectively. (5) Investments in beneficial interests includes allowance for credit losses of $5.9 million at September 30, 2020. No allowance for credit losses were recorded as of December 31, 2019. (6) Secured borrowings and convertible senior notes are presented net of deferred issuance costs. (7) $25.00 liquidation preference per share, 2,307,400 shares issued and outstanding at September 30, 2020 and no shares issued and outstanding at December 31, 2019. (8) $25.00 liquidation preference per share, 2,892,600 shares issued and outstanding at September 30, 2020 and no shares issued and outstanding at December 31, 2019. (9) 125,000,000 shares authorized, 23,034,443 shares issued and outstanding at September 30, 2020 and 22,142,143 shares issued and outstanding at December 31, 2019. (10) As of September 30, 2020 and December 31, 2019 non-controlling interests includes $25.8 million and $22.4 million, respectively, from the 50% and 63% owned joint ventures, which the Company consolidates under U.S. GAAP. 16

Fair Value Balance Sheet1 1Fair Value explanations are included in Note 6 – Fair Value in the Company’s Form 10-Q for the quarter ended September 30, 2020. 2 Information is unaudited as of September 30, 2020. 17